U.S. SECURITIES AND EXCHANGE
                        COMMISSION WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  August 18, 2005
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                      GATEWAY INTERNATIONAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada              000-26017             95-3819300
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



                 3840 EAST EAGLE DRIVE
                 ANAHEIM, CALIFORNIA                     92807
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: 714-630-6253
                                                   -------------


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        (Former name or former address, if changed since last report)

Gateway International Holdings, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

Item 8.01. Other Events

On August 18, 2005, the Administrative Law Judge in the Matter of Gateway International Holdings, Inc. and Lawrence A. Consalvi, Administrative Proceeding File No. 3-11894, issued an Initial Decision ordering the revocation of each class of our securities pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the "Exchange Act"). It was further ordered that our Chief Executive Officer, President and Director, Lawrence A. Consalvi, cease and desist from committing any violation or future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13. The Administrative Law Judge found that we violated Section 13(a) of Exchange Act in that we failed to file two annual reports on Form 10-K for our fiscal years ended September 30, 2003 and September 30, 2004, and five quarterly reports on form 10-Q for the quarters ended March 31, 2003, June 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004,
and that Mr. Consalvi, during his tenure as our President and Chief Executive Officer, caused our violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13. The Initial Decision is not yet effective, but shall become effective unless (1) we do not file a petition for a review by the Commission of the Initial Decision within twenty-one (21) days of the date of the Initial Decision pursuant to Rule 360 of the Commission's Rules of Practice, 17 C.F.R. ss. 201.360, or (2) we file a petition for review with the Commission within this period of time and the Commission either rejects our petition or accepts the petition but decides that the registration of our securities should nevertheless be revoked. We plan to file such a petition with the Commission for a review of the Initial Decision within twenty-one (21) days of the date of the Initial Decision.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward- looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward- looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GATEWAY INTERNATIONAL HOLDINGS,
INC.



August 18, 2005               By: /s/ Lawrence A. Consalvi
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(Date)                           Name: Lawrence A. Consalvi
                                 President, Chief Executive Officer and Director